United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

June 9, 2015 (June 3, 2015)

Date of Report (Date of earliest event reported)

Overseas Shipholding Group, Inc.

(Exact Name of Registrant as Specified in Charter)

1-6479-1

Commission File Number

Delaware	13-2637623
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

 1301 Avenue of the Americas

New York, New York  10019

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 953-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

On June 3, 2015, Overseas Shipholding Group, Inc. (“OSG”) and certain of its subsidiaries entered into amendments (collectively, the “Amendments”) to each of its secured debt facilities consisting of: (i) a first amendment (the “First ABL Credit Agreement Amendment”) to the secured asset-based revolving loan facility of $75,000,000, dated as of August 5, 2014, among OSG, OSG Bulk Ships, Inc. (“OBS”), certain OBS subsidiaries, Wells Fargo Bank, National Association, as administrative agent, and the other lenders party thereto (as amended, the “OBS ABL Facility”), secured by a first lien on substantially all of the U.S. Flag assets of OBS and its subsidiaries and a second lien on certain other specified U.S. Flag assets; (ii) a first amendment (the “First OBS Credit Agreement Amendment”) to the secured term loan of $603,000,000, dated as of August 5, 2014, among OSG, OBS, certain OBS subsidiaries, Jefferies Finance LLC (“Jefferies”), as administrative agent, and other lenders party thereto (as amended, the “OBS Term Loan” and, together with the OBS ABL Facility, the “OBS Facilities”), secured by a first lien on certain specified U.S. Flag assets of OBS and its subsidiaries and a second lien on substantially all of the other U.S. Flag assets of OBS and its subsidiaries; and (iii) a first amendment (the “First OIN Credit Agreement Amendment”) to the secured term loan facility of $628,375,000, dated as of August 5, 2014 (as amended, the “OIN Term Loan”), and a revolving loan facility of $50,000,000, dated as of August 5, 2014 (as amended, the “OIN Revolver Facility” and, together with the OIN Term Loan, the “OIN Facilities”), among OSG, OSG International, Inc. (“OIN”), OIN Delaware LLC (the sole member of which is OIN) certain OIN subsidiaries, Jefferies, as administrative agent, and other lenders party thereto, both secured by a first lien on substantially all of the International Flag assets of OIN and its subsidiaries.

Each of the First ABL Credit Agreement Amendment and the First OBS Credit Agreement Amendment, among other things, provide for the following, subject to certain conditions described in each of the First ABL Credit Agreement Amendment and the First OBS Credit Agreement Amendment: (i) deletion of language prohibiting OSG or its subsidiaries from entering into an agreement in respect of a merger, consolidation, asset sale or acquisition and (ii) revisions to the list of specified events that constitute a change of control under each of the OBS Facilities to remove certain acquisitions of the voting stock of OSG and certain changes in the composition of the board of directors of OSG.

The First OIN Credit Agreement Amendment, among other things, provides for the following, subject to certain conditions described in the First OIN Credit Agreement Amendment: (i) deletion of language prohibiting OSG or its subsidiaries from entering into an agreement in respect of a merger, consolidation, asset sale or acquisition; (ii) revisions to the list of specified events that constitute a change of control under each of the OIN Facilities to remove certain acquisitions of the voting stock of OSG and certain changes in the composition of the board of directors of OSG; (iii) permitting OIN or its subsidiaries to charter up to two vessels to OBS or its subsidiaries on a bareboat basis; (iv) permitting OIN and its subsidiaries to incur indebtedness in an aggregate amount of up to $75,000,000 in such entity’s capacity as a member of shipping pools for which the pool operator enters into a financing arrangement secured by receivables (which receivables are excluded from the collateral base for the OIN Facilities); (v) permitting OIN to pay a cash dividend of up to $200,000,000 to OSG no later than June 30, 2015; (vi) alterations to provisions of the OIN Facilities that require mandatory prepayment under certain circumstances and that limit dividends and investments made by OIN and its subsidiaries; and (vii) an extension of the time period during which there is a prepayment premium if the OIN Term Loan is repaid, converted or repriced, to 12 months from the effective date of the First OIN Credit Agreement Amendment.

The foregoing description of the Amendments is qualified in its entirety by reference to the full text of the respective exhibits filed herewith and incorporated herein by reference.

The Amendments became effective in accordance with their terms on June 5, 2015.

Section 9 - Financial Statements and Exhibits.

Item 9.01   Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description
10.1	First Amendment, dated as of June 3, 2015, to ABL Credit Agreement dated as of August 5, 2014, among the Registrant, OSG Bulk Ships, Inc. (“OBS”), certain subsidiaries of OBS as other guarantors, various lenders, Jefferies Finance LLC, Barclays Bank PLC and UBS Securities LLC, as joint lead arrangers and joint book running managers, Wells Fargo Bank, National Association, as administrative agent, Barclays Bank PLC and UBS Securities LLC, as co-documentation agents, Jefferies Finance LLC, as syndication agent, Wells Fargo Bank, National Association, as collateral agent and mortgage trustee, swingline lender and issuing bank.

10.2	First Amendment, dated as of June 3, 2015, to OBS Credit Agreement dated as of August 5, 2014, among the Registrant, OBS, certain subsidiaries of OBS as other guarantors, various lenders, Jefferies Finance LLC, Barclays Bank PLC and UBS Securities LLC, as joint lead arrangers and joint book running managers, Jefferies Finance LLC, as administrative agent, Barclays Bank PLC and UBS Securities LLC, as co-documentation agents, Jefferies Finance LLC, as syndication agent, collateral agent and mortgage trustee.

10.3	First Amendment, dated as of June 3, 2015, to OIN Credit Agreement dated as of August 5, 2014, among the Registrant, OSG International, Inc. (“OIN”), OIN Delaware LLC, certain subsidiaries of OIN as other guarantors, various lenders, Jefferies Finance LLC, Barclays Bank PLC and UBS Securities LLC, as joint lead arrangers and joint book running managers, Jefferies Finance LLC, as administrative agent, Barclays Bank PLC and UBS Securities LLC, as co-documentation agents, Jefferies Finance LLC, as syndication agent, collateral agent and mortgage trustee, swingline lender, and issuing bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSEAS SHIPHOLDING GROUP, INC.
(Registrant)

Date: June 9, 2015	By	/s/ James D. Small III
Name: James D. Small III Title: Senior Vice President, Secretary & General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1	First Amendment, dated as of June 3, 2015, to ABL Credit Agreement dated as of August 5, 2014, among the Registrant, OSG Bulk Ships, Inc. (“OBS”), certain subsidiaries of OBS as other guarantors, various lenders, Jefferies Finance LLC, Barclays Bank PLC and UBS Securities LLC, as joint lead arrangers and joint book running managers, Wells Fargo Bank, National Association, as administrative agent, Barclays Bank PLC and UBS Securities LLC, as co-documentation agents, Jefferies Finance LLC, as syndication agent, Wells Fargo Bank, National Association, as collateral agent and mortgage trustee, swingline lender and issuing bank.

10.2	First Amendment, dated as of June 3, 2015, to OBS Credit Agreement dated as of August 5, 2014, among the Registrant, OBS, certain subsidiaries of OBS as other guarantors, various lenders, Jefferies Finance LLC, Barclays Bank PLC and UBS Securities LLC, as joint lead arrangers and joint book running managers, Jefferies Finance LLC, as administrative agent, Barclays Bank PLC and UBS Securities LLC, as co-documentation agents, Jefferies Finance LLC, as syndication agent, collateral agent and mortgage trustee.

10.3	First Amendment, dated as of June 3, 2015, to OIN Credit Agreement dated as of August 5, 2014, among the Registrant, OSG International, Inc. (“OIN”), OIN Delaware LLC, certain subsidiaries of OIN as other guarantors, various lenders, Jefferies Finance LLC, Barclays Bank PLC and UBS Securities LLC, as joint lead arrangers and joint book running managers, Jefferies Finance LLC, as administrative agent, Barclays Bank PLC and UBS Securities LLC, as co-documentation agents, Jefferies Finance LLC, as syndication agent, collateral agent and mortgage trustee, swingline lender, and issuing bank.